Exhibit 10.47

PURCHASE AGREEMENT NUMBER 3780

between

THE BOEING COMPANY

and

GAC INCORPORATED (GAC Inc.)

Relating to Boeing Model 737-8 Aircraft

PA 3780

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

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LETTER AGREEMENTS

   GOT-PA-3780-LA-1207832       Loading of Customer Software

   GOT-PA-3780-LA-1207833       Spare Parts Initial Provisioning

   GOT-PA-3780-LA-1207834       Purchase Rights

   GOT-PA-3780-LA-1207835       Substitution of Model 737-8 into Model 737-7 Aircraft

   GOT-PA-3780-LA-1207836       Advance Payments Matters

   GOT-PA-3780-LA-1207838       Promotional Support

   GOT-PA-3780-LA-1207737       Special Matters

   GOT-PA-3780-LA-1207734       Liquidated Damages – Non Excusable Delay

   GOT-PA-3780-LA-1207839       Demonstration Flight Waiver

   GOT-PA-3780-LA-1207840       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program

   GOT-PA-3780-LA-1207841       Boeing Purchase of Buyer Furnished Equipment

   GOT-PA-3780-LA-1207842       Open Matters

   GOT-PA-3780-LA-1207845       AGTA Matters

   GOT-PA-3780-LA-1207848       Flexible Delivery Positions

   GOT-PA-3780-LA-1207735       Performance Matters – 737-8
GOT-PA-3780-LA-1207830       Maintenance Cost Guarantee – 737-8
GOT-PA-3780-LA-1207847       Aircraft Schedule Reliability Program

PA 3780

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BOEING PROPRIETARY

Purchase Agreement No. 3780

between

The Boeing Company

and

GAC Incorporated (GAC Inc.)

This Purchase Agreement No. 3780 between The Boeing Company, a Delaware corporation, (Boeing) and GAC Inc., a company incorporated under the laws of the Cayman Islands, (Customer) relating to the purchase and sale of Model 737-8 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of 17 May 2004 between the parties, identified as AGTA-GOT (AGTA).

1.                            Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (Aircraft).  Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.                            Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1.  Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.                            Price.

3.1         Aircraft Basic Price.  The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2         Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.                            Payment.

4.1         Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2         The standard advance payment schedule for the Model 737-8 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one percent (1%), less the Deposit, on the effective date of the Purchase Agreement for the Aircraft.  Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

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BOEING PROPRIETARY

4.3         For any Aircraft whose scheduled month of delivery is less than twenty‑four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4         Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.                            Additional Terms.

5.1         Aircraft Information Table.  Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2         Escalation Adjustment/Airframe and Optional Features.  Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3         Buyer Furnished Equipment Variables.  Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4         Customer Support Variables.  Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.  The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has not taken possession of a 737 aircraft whether such 737 aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party.  If prior to the delivery of Customer’s first Aircraft, Customer has taken possession of a 737 aircraft, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft.  Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of model 737 aircraft.

5.5         Engine Escalation Variables.  Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6         Service Life Policy Component Variables.  Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7         Public Announcement.  Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8         Negotiated Agreement; Entire Agreement.  This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions.  This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

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BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC Inc.

Signature	Signature

David L. Gossard
Printed name	Printed name

Attorney-in-Fact
Title	Title

GAC Inc.

Signature

Printed name

Title ______________________________ Witness ______________________________ Witness

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

GOT-PA-3780-LA-1207832

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Loading of Customer Software

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft:  (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2.            For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery.  If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3.            The SATCOM Software is part of the configuration of the Aircraft and included in the type design.  If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4.            For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5.            All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

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GOT-PA-03780-LA-1207832

(i)                Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.
(ii)              Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.
(iii)            Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours,

THE BOEING COMPANY

By ________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By ___________________________                                                      By _______________________

Its ___________________________                                                       Its

Witness_______________________                                                       Witness

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Loading of Customer Software

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207833

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Spare Parts Initial Provisioning

Reference:     a) Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)
b) Customer Services General Terms Agreement No. GOT, dated 30 November, 2000,  between Boeing and Customer (CSGTA)

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA.  All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.                            Definitions.

1.1         Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2         Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3         Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

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2.                                       Phased Provisioning.

2.1          Provisioning Products Guide.  Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2         Initial Provisioning Meeting.  On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide.  If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3         Provisioning Data.  During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide.  After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data.  Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft.  The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft.  Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4         Buyer Furnished Equipment (BFE) Provisioning Data.  Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.                                      Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1         Schedule.  In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2         Prices of Initial Provisioning Spare Parts.

3.2.1     Boeing Spare Parts.  The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

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3.2.2     Supplier Spare Parts.  Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts.  The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the supplier's list price for such items.

3.3         QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits.  In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing.  Customer will select, and provide to Boeing its desired content for the kits.  Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits.  Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.                                      Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft.  Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement.  Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility.  The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.                                       Substitution for Obsolete Spare Parts.

5.1         Obligation to Substitute Pre-Delivery.  In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

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5.2         Delivery of Obsolete Spare Parts and Substitutes.  Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.  Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA.  Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.                                      Repurchase of Provisioning Items.

6.1         Obligation to Repurchase.  During a period commencing one (1) year after delivery of the first Aircraft, and ending five (5) years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

6.2         Exceptions.  Boeing will not be obligated under Article 6.1 to repurchase any of the following:  (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

6.3          Notification and Format.  Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6.  Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return.  Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.  Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4          Review and Acceptance by Boeing.  Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6.  Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return.  Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

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6.5         Price and Payment.  The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's twelve percent (12%) handling charge.  Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6         Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.                                      Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA.  Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.                                      Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.                                       Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

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Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________                                                  By _________________________

Its                                                                                                            Its

Witness                                                                                                  Witness

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Spare Parts Initial Provisioning

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207834

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Purchase Rights

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                 Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Boeing Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft as purchase right aircraft (Purchase Right Aircraft).

2.                  Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery prior to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], (Delivery Period).

3.                  Configuration.

3.1         Subject to the provisions of Article 3.2, below, the configuration for the Purchase Right Aircraft will be the Detail Specification for Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft at the revision level in effect at the time of the Notice of Exercise.  Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

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3.2         Boeing reserves the right to configure the Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

4.                                      Price.

4.1         The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft will be determined in accordance with the provisions of the Purchase Agreement using Boeing’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prices as of the date of execution of the Definitive Agreement.

4.2         The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with Supplemental Exhibit AE1 of the Purchase Agreement.

4.3         Business terms as those described in the reference Purchase Agreement will apply to any such exercised model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] purchase right aircraft delivering before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.                                      Payment.

At Definitive Agreement, advance payments will be payable as set forth in Table 1 of the Purchase Agreement.  The remainder of the Aircraft Price for each Purchase Right Aircraft will be paid at the time of delivery.  The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

6.                                      Notice of Exercise and Payment of Deposit.

6.1         Customer may exercise a Purchase Right by giving written notice to Boeing on or before the first day of the month [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the desired delivery month within the Delivery Period, specifying the desired month(s) of delivery within the Delivery Period (Notice of Exercise).  Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, of Boeing’s then standard proposal deposit for model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise.  The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

6.2       If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the Delivery Period, Boeing shall provide written notification to Customer and the Delivery Period shall be adjusted accordingly.  If the new Delivery Period begins [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months or less from the date of Boeing’s notification, Customer shall have [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days from the date of Boeing’s notification in which to submit its Notice of Exercise and Deposit for any eligible delivery month(s) that is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months or less from Boeing’s notification.  Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

7.                 Definitive Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft (Definitive Agreement) within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] calendar days of such exercise (Purchase Right Exercise).  The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8.                General Expiration of Rights.

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Each Purchase Right shall expire at the time of execution of the Definitive Agreement for the applicable Purchase Right Aircraft, or, if no such Definitive Agreement is executed, on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.                 Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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10.         Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________                                                      By _________________________

Its                                                                                                                Its

Witness                                                                                                      Witness

PA-3780

Purchase Rights

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207835

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Substitution of Model 737-8 into Model 737-7 Aircraft

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft (Substitute Aircraft) in place of Aircraft with the scheduled month of delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the first 737[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, subject to the following terms and conditions:

1.                                           Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft;

(i)                   for the first substitution, no sooner than the first day of the month that is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the scheduled month of delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft; and

PA-3780

Substitution of Model 737-8 into Model 737-7 Aircraft

BOEING PROPRIETARY

GOT-PA-03780-LA-1207835

(ii)                no later than the first day of the month that is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the scheduled month of delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for which it will be substituted, provided that a Substitute Aircraft has not been previously certified and delivered to Customer, or;
(iii)              no later than the first day of the month that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled month of delivery of Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer.

2.                                      Boeing’s Production Capability.

2.1          Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery position for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.2          All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 3 below.

3.                                       Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 1 above.

PA-3780

Substitution of Model 737-8 into Model 737-7 Aircraft

BOEING PROPRIETARY

GOT-PA-03780-LA-1207835

4.                                       Price and Advance Payments.

4.1          The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s and the engine manufacturer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft, however,  the APBP for the Substitute Aircraft will remain the same as the original APBP of the Aircraft scheduled in the same delivery month for the purposes of calculating advance payments for the Substitute Aircraft.

4.2       Refer to Letter Agreement GOT-PA-03780-LA-1207737 “Special Matters” for the identification of credit memoranda applicable to the Substitute Aircraft.

5.                                       Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.                                      Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

1.    Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

PA-3780

Substitution of Model 737-8 into Model 737-7 Aircraft

BOEING PROPRIETARY

GOT-PA-03780-LA-1207835

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________                                                     By _________________________

Its                                                                                                               Its

Witness                                                                                                     Witness

PA-3780

Substitution of Model 737-8 into Model 737-7 Aircraft

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207836

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Advance Payment Matters

Reference:    a) Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

b) Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GOL Transportes Aereos SA (the 737-800 Customer) relating to Model 737-8EH aircraft ( the 737-800 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1.         Advance Payment Schedule:

Notwithstanding the advance payment schedule set forth in Table 1 of the Purchase Agreement, Boeing agrees that Customer may make the definitive agreement payment and advance payments for the Aircraft, in accordance with the schedules below described, subject to the terms and conditions further described herein:

PA-3780

Advance Payment Matters

                                                                                                Page 1

BOEING PROPRIETARY

GOT-PA-03780-LA-1207836

a)    Definitive Agreement Payment:
Payment of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft due at Definitive Agreement (DA) in summation for all of the Table 1 Aircraft less the memorandum of Agreement deposits received [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  This amount will be paid to Boeing as follows:

Payment Date	Amount Due in US Dollars
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b)    Advance Payment:

             Months Prior to                      Amount Due per Aircraft

            Aircraft Delivery                             (Percent times

            Advance Payment Base Price)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         Deferral Charges on Deferred Advance Payments:

            The foregoing advance payment schedule constitutes a deferral of certain amounts due Boeing pursuant to the advance payment schedule as set forth in Table 1 of the Purchase Agreement.  Accordingly, Customer shall pay deferral charges to Boeing on all such deferred amounts of the advance payments for the Aircraft, as described herein.

Interest will be calculated and paid on the deferred advance payments.  Interest on the deferred advance payments will accrue at an annual rate equal to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].This deferral charge will be calculated on a 365/366 day year.

PA-3780

Advance Payments Matters

BOEING PROPRIETARY

GOT-PA-03780-LA-1207836

Deferral charge payments will be due on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day of each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for the previous [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] deferral charge payments shall be further deferred such that all deferral charge payments for all of the designated Aircraft will be made at the time of each such designated Aircraft delivery.  Any remaining unpaid deferral charge payments for such Aircraft are due and payable at the delivery of the designated Aircraft.

3.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         Re-Scheduling of Aircraft

In the event of a re-schedule, to a later delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments and deferral charges due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and, without interest, refund to Customer within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] any amounts held by Boeing in excess of such recalculated amounts.

In the event of a re-schedule, except as provided for in Article 2 of the Purchase Agreement, to an earlier delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and Customer will make immediate payment to Boeing of any amounts due within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], without any additional interest or other charges, as a result of such recalculated amounts applicable to such accelerated delivery position.

PA-3780

Advance Payments Matters

BOEING PROPRIETARY

GOT-PA-03780-LA-1207836

In the event that previously paid advance payments are to be returned to Customer pursuant to the contract termination terms and conditions of the Aircraft General Terms Agreement or Purchase Agreement, any accrued but unpaid advance payment deferral charges will be removed and cancelled.

5.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.         Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due

7.         Payments

Payments due upon reaching a Definitive Agreement are to be received by Boeing within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the signing of such agreement, or supplemental agreement.  All of the other periodic advance payments described in the payment schedule(s) as set forth above are each due on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of each respective month.  Any payments received later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after its due date will be subject to a late payment interest charge calculated on the basis of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] annual rate.  Late payment interest charges will accrue further interest charges until paid, with any unpaid such late payment interest charges to be included in the final delivery invoice for the respective aircraft.

PA-3780

Advance Payments Matters

BOEING PROPRIETARY

GOT-PA-03780-LA-1207836

8.         Confidential Treatment

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________                                                 By _________________________

Its                                                                                                           Its

Witness                                                                                                 Witness

PA-3780

Advance Payments Matters

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207838

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Promotional Support

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.                  Definitions.

1.1         Commitment Limit shall have the meaning set forth in Article 2, below.

1.2         Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3         Performance Period shall mean the period beginning one (1) year before and ending one (1) year after the scheduled delivery month of the first Covered Aircraft.

1.4         Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5         Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

PA 3780

GOT-PA-3780-LA-1207838

Promotional Support

BOEING PROPRIETARY

2.                 Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the first Covered Aircraft delivered to Customer and not to exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter.

3.                 Methods of Performance.

3.1         Subject to the Commitment Limit, Boeing will reimburse fifty percent (50%) of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than twenty-four (24) months after the delivery of the first Covered Aircraft.

3.2         Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer.  The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3         In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4.                  Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

PA 3780

GOT-PA-3780-LA-1207838

Promotional Support

BOEING PROPRIETARY

6.                 Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________                                               By _________________________

Its                                                                                                         Its

Witness                                                                                               Witness

PA 3780

GOT-PA-3780-LA-1207838

Promotional Support

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207737

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Special Matters – 737-8

Reference:    Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Aircraft and Aircraft that become the subject of model substitution under the terms and conditions of Letter agreement No. GOT-PA-03780-LA-1207835.  Any Aircraft that are substituted from 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to become 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft are hereinafter defined as Substitute Aircraft.  The considerations defined in this Letter Agreement are provided to Customer in recognition of the execution of the Purchase Agreement and thereafter Customer fully performing all of the obligations as set forth in the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.  Model 737-NG Option Exercise Requirement

                 Customer shall purchase [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or more [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under the terms and conditions of Purchase Agreement 2910, Supplemental Agreement 21, concurrent with the execution of the Purchase Agreement to obtain the business considerations described in this Letter Agreement.

PA 3780

Special Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

2.  Basic Credit Memoranda

2.1       Applicable to the Aircraft:

The basic credit memoranda (Basic Credit Memoranda) associated with the purchase of the Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft.

2.2       Applicable to Substitute Aircraft:

The Basic Credit Memoranda associated with the purchase of a Substitute Aircraft will [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Substitute Aircraft.

2.3       Such Basic Credit Memoranda will be issued concurrently with the delivery of each Aircraft or Substitute Aircraft, as applicable, and may be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda

3.1       Applicable to the Aircraft:

Boeing will provide Customer with a special [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memoranda ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft.

3.2       Applicable to the Substitute Aircraft:

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda associated with the purchase of a Substitute Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY

PA 3780

Special Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Substitute Aircraft.

3.3       All such credit memoranda will be issued concurrently with the delivery of each Aircraft or Substitute Aircraft, as applicable, and may be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.  Launch Customer Credit Memoranda

            In recognition of the Customer being a Launch Customer for the 737-MAX, Boeing will provide the following special consideration:

4.1       Applicable to the Aircraft:

Boeing will provide Customer with a special launch customer credit memoranda ( Launch Customer Credit Memoranda) associated with the purchase of the Aircraft in the amount of  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft.

4.2       Applicable to the Substitute Aircraft:

The Launch Customer Credit Memoranda associated with the purchase of a Substitute Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Substitute Aircraft.

4.3       All such credit memoranda will be issued concurrently with the delivery of each Aircraft or Substitute Aircraft, as applicable, and may be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.   MAX Special Allowance Credit Memoranda

            In recognition of the Customer being a 737-MAX operator, Boeing will provide the following special consideration:

5.1       Applicable to the Aircraft:

Boeing will provide Customer with a MAX special allowance credit memoranda (MAX Special Allowance Credit Memoranda) associated with the purchase of the Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft

PA 3780

Special Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

5.2       Applicable to the Substitute Aircraft:

The MAX Special Allowance Credit Memoranda associated with the purchase of a Substitute Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Substitute Aircraft.

5.3       All such credit memoranda will be issued concurrently with the delivery of each Aircraft or Substitute Aircraft, as applicable, and may be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda

            In recognition of the Customer staying an [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the 737-MAX, Boeing will provide the following special consideration:

6.1       Applicable to the Aircraft:

Boeing will provide Customer with a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memoranda ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft.

6.2       Applicable to the Substitute Aircraft:

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda does not apply to Substitute Aircraft.

6.3       All such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, and may be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA 3780

Special Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

7.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum

7.1 Applicable to the Aircraft:

In recognition of Customers [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to operate its fleet, Boeing will provide Customer a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memorandum ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum) in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft.

7.2 Applicable to the Substitute Aircraft:

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda associated with the purchase of a Substitute Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Substitute Aircraft.

7.3       All such credit memoranda will be issued concurrently with the delivery of each Aircraft or Substitute Aircraft, as applicable, and may only be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.  MAX Introductory Support Credit Memorandum

8.1 Applicable to the Aircraft:

 In recognition of the effect that introducing the Aircraft may have on the Customer’s aircraft support operations, Boeing will provide Customer a MAX introductory support credit memorandum (MAX Introductory Support Credit Memorandum) in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED

PA 3780

Special Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft, subject to escalation, at the time of each Aircraft delivery.  Customer may elect to receive the MAX Introductory Support Credit Memorandum in advance on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the fixed amount [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft not subject to escalation.

8.2       Applicable to the Substitute Aircraft:

The MAX Introductory Support Credit Memoranda associated with the purchase of a Substitute Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Substitute Aircraft, subject to escalation at the time of each Substitute Aircraft delivery.

8.3       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda

9.1             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide Customer a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memorandum ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum) in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per Aircraft

9.2 Applicable to the Substitute Aircraft:

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memoranda associated with the purchase of a Substitute Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per Substitute Aircraft, at the time of the Substitute Aircraft delivery.

PA 3780

Special Matters                                                                   Page 6

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

9.3       All such credit memoranda will be issued concurrently with the delivery of each of the Aircraft or Substitute Aircraft, as applicable, and may be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The Credit Memoranda to Customer may not [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

10.       Special Considerations for Aircraft Originating from a Purchase Right Exercise

            (a)   In the event that the Customer converts a Purchase Right as granted in Letter Agreement GOT-PA-03780-LA-1207834 into a firm Aircraft purchase, that exercised purchase right aircraft is provided with the same special considerations defined for an Aircraft in paragraphs 1 through 9 above with the exception [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)  Exercised purchase right aircraft may be converted into Substitute Aircraft per the terms and conditions defined in Letter Agreement GOT-PA-03780-LA-1207835.  In the event that this occurs, the 737-7 aircraft will be provided with the same special considerations defined for a Substitute Aircraft in paragraphs 1 through 9 above.

            (c)  Aircraft originating from a purchase right exercise will also be afforded all other considerations defined for Aircraft or Substitute Aircraft as applicable as in the Purchase Agreement, with the noted exception that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as purchase rights are exercised.

11.       Advance Payments and Base Year Pricing – Aircraft and Substitute Aircraft

                 (a)  The Advance Payment terms and conditions for the Aircraft and Substitute Aircraft are the same as those terms and conditions described in Letter Agreement No. GOT-PA-03780-LA-1207836, Advance Payment Matters to the Purchase Agreement.

                 (b)  The terms and conditions regarding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Letter Agreement No. GOT-PA-03780-LA-1207835, Substitution of Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft into Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft, notwithstanding, the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table A (attached hereto) for Substitute Aircraft, but not for 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft originating from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and subsequent or concurrent substitution from a 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] into a 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA 3780

Special Matters                                                                   Page 7

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

                 (c)  The purchase terms of each of the Substitute Aircraft, as well as all of the business considerations described in this Letter Agreement that are subject to escalation (STE) are each subject to the terms and conditions described in Letter Agreement No. GOT-PA-03780-LA-1207840, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program.

12.       Escalation of Credit Memoranda

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1 through 9 are in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] year dollars and will be escalated to the scheduled month of the respective Aircraft or Substitute Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  Note that this includes the effect of Letter Agreement No. GOT-PA-03780-LA-1207840, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The Credit Memoranda may, at the election of Customer, be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  They may not be used towards [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA 3780

Special Matters                                                                   Page 8

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GOT-PA-3780-LA-1207737

13.  Assignment

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft.  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

14.  Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Launch Customer Credit Memorandum contained in paragraph 4 above, in the event of any unauthorized disclosure by Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

PA 3780

Special Matters                                                                   Page 9

BOEING PROPRIETARY

GOT-PA-3780-LA-1207737

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                         Its

Witness                                               Witness

PA 3780

Special Matters                                                                   Page 10

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

GOT-PA-3780-LA-1207734

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Liquidated Damages – Non-Excusable Delay

Reference:    a) Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

                        b) Letter Agreement No. GOT-PA-03780-LA-1207842, Open Matters

                        c) Letter Agreement No. GOT-PA-03780-LA-1207848, Flexible Delivery

    Positions

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay:  Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is; 1) not associated to any Aircraft delivery schedule adjustments as provided for in Reference (b), Article 1, 2) not associated to any Aircraft delivery schedule adjustments as provided for in Reference (c) and, 3) not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.            Liquidated Damages.

1.1         Model 737-8 Aircraft:

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT](collectively the Non-Excusable Delay Payment Period) at a rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft not to exceed an aggregate sum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PA-3780
Liquidated Damages Non-Excusable Delay	LA Page 1
BOEING PROPRIETARY

GOT-PA-3780-LA-1207734

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft (Liquidated Damages).  Liquidated Damages shall be payable at (i) actual delivery of the Aircraft, or, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], whichever occurs last.

1.2         Model 737[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Substitute Aircraft:

In the event than an Aircraft is converted into a Substitute Aircraft, Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days (collectively the Non-Excusable Delay Payment Period) at a rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per day per Aircraft not to exceed an aggregate sum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft (Liquidated Damages).  Liquidated Damages shall be payable at (i) actual delivery of the Aircraft, or, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], whichever occurs last.

2.            Interest.

In addition to the Liquidated Damages in paragraph 1,  for each day of Non-Excusable Delay commencing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft.  The interest rate in effect for each day shall be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Such interest will be calculated on a simple interest basis and paid in full concurrent with the payment of the Liquidated Damages.

3.            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds [CONFIDENTIAL PORTION OMITTED AND

PA-3780
Liquidated Damages Non-Excusable Delay	LA Page 2
BOEING PROPRIETARY

GOT-PA-3780-LA-1207734

FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Non-Excusable Delay Period). Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days of receipt of written notice from Boeing that delivery of an aircraft will be delayed beyond the Non-Excusable Delay Period, either party [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by written or telegraphic notice given to the other. If neither Party [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] within said [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day period the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for that Aircraft.

4.            Disposition of Advance Payments.

If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with respect to any Aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.            Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery.  Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

PA-3780
Liquidated Damages Non-Excusable Delay	LA Page 4
BOEING PROPRIETARY

GOT-PA-3780-LA-1207734

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

PA-3780
Liquidated Damages Non-Excusable Delay	LA Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207839

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Demonstration Flight Waiver

Reference:    Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs:  Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy:  A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight.  For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

Aircraft Model	Total Fuel Entitlement (U.S. Gallons)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780
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GOT-PA-3780-LA-1207839

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer.  In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be liable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy.  This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.  Such Correction Costs reimbursement will be made by Boeing to Customer within thirty (30) days of Boeing's receipt of Customer's request for reimbursement.

PA-3780
Demonstration Flight Waiver	LA Page 2
BOEING PROPRIETARY

GOT-PA-3780-LA-1207839

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

PA-3780
Demonstration Flight Waiver	LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207840

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                            Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.

2.                            Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement. Should Customer exercise its right of substitution such that a Program Aircraft shall become a model 737-7 aircraft, such model 737-7 aircraft will become Program Aircraft under the terms of this Letter Agreement.

3.                            Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard ECI-MFG/CPI escalation formula.  Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft.  The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

PA-3780
Banded Fixed Escalation Program	LA Page 1
BOEING PROPRIETARY

GOT-PA-3780-LA-1207840

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

7.    Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

8.    Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

PA-3780
Banded Fixed Escalation Program	LA Page 2
BOEING PROPRIETARY

GOT-PA-3780-LA-1207840

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

PA-3780
Banded Fixed Escalation Program	LA Page 3
BOEING PROPRIETARY

GOT-PA-3780-LA-1207840

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780
Banded Fixed Escalation Program	LA Page 4
BOEING PROPRIETARY

GOT-PA-3780-LA-1207840

ATTACHMENT B

Escalation Factors - July 2011 Base Year

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780
Banded Fixed Escalation Program	LA Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207841

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Boeing Purchase of Buyer Furnished Equipment

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1.                 Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) immediately prior to delivery of the Aircraft.

2.                 The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be paid to Customer immediately after receipt by Boeing of the Aircraft Price balance and Aircraft delivery, at which time Boeing will deliver a bill of sale for the BFE to Customer at the time of payment in the form of Exhibit B to this Letter Agreement.

3.              Customer will pay to Boeing a fee equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the BFE Purchase Price (Fee) as part of this Letter Agreement.

4.              The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above.  The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

PA 3780

Boeing Purchase of BFE

LA Page 1

BOEING PROPRIETARY

GOT-PA-3780-LA-1207841

5.            Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6.            Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7.            Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement.  The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8.            For the purposes of this Letter Agreement, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

PA 3780

Boeing Purchase of BFE

LA Page 2

BOEING PROPRIETARY

GOT-PA-3780-LA-1207841

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                         Witness

PA 3780

Boeing Purchase of BFE

LA Page 3

BOEING PROPRIETARY

GOT-PA-3780-LA-1207841

Exhibit A

FULL WARRANTY BILL OF SALE

GAC, Inc.(or GOL, or ) (Seller) in consideration of the promise of The Boeing Company (Buyer) to pay to Seller + U.S. Dollars ($+) hereby sells to Buyer the goods described in the Schedule of Equipment attached hereto (BFE).  Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer's Serial No. + on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A. EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

GAC, Inc.

By:

Date:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

THE BOEING COMPANY

By:

PA 3780

Boeing Purchase of BFE

LA Page 4

BOEING PROPRIETARY

GOT-PA-3780-LA-1207841

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-_ Aircraft bearing

Manufacturer's Serial No. <MSN>

Document PED

Issued +

Revision of +

PA 3780

Boeing Purchase of BFE

LA Page 5

BOEING PROPRIETARY

GOT-PA-3780-LA-1207841

Exhibit B

BOEING BILL OF SALE

The Boeing Company (Seller) in consideration of the sum of $1.00 and other valuable consideration hereby sells to GAC, Inc. (Buyer) the goods described in the Schedule of Equipment attached hereto (BFE).

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

THE BOEING COMPANY

By:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

GAC, Inc.

By:

Date:

PA 3780

Boeing Purchase of BFE

LA Page 6

BOEING PROPRIETARY

GOT-PA-3780-LA-1207841

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-__ Aircraft bearing

Manufacturer's Serial No. <MSN>

Document PED

Issued +

Revision of +

PA 3780

Boeing Purchase of BFE

LA Page 7

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Open Matters

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

            Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737-8 program, certain contractual elements may be subject to further refinement or development.  Such elements may include but are not limited to; Aircraft delivery schedule, Aircraft configuration, pre-delivery customer support, performance guarantees, etc.  In consideration, Boeing and Customer agree to the following:

1.            Aircraft Delivery Schedule.

1.1         The scheduled delivery of the Aircraft, as of the date of this Letter Agreement, is provided in Table 1 of the Purchase Agreement in delivery years (Delivery Year).  No later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to each Delivery Year, Boeing will provide written notice to Customer with a revised Table 1 of the applicable Delivery Year Aircraft in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to each Delivery Year Boeing will provide written notice to Customer with a revised Table 1 of the applicable Delivery Year Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. For illustrative purposes, as applicable to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY

PA 3780

Open Matters

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BOEING PROPRIETARY

GOT-PA-3780-LA-1207842

WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Delivery Year [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft, Boeing will provide delivery notice to Customer as follows[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2         Subsequent to Customer’s receipt of the notices described in Article 1.1, Boeing will consider and make reasonable efforts to accommodate any Customer requests regarding Aircraft quantities in certain periods.  Such notices provided by Boeing will constitute an amendment to the Table 1 of the Purchase Agreement.  The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreement, including without limitation the BFE on-dock dates, calculation of Escalation Adjustment, and determination of the advanced payment schedule, however, the amended Table 1 will not revise or change the Advance Payment Base Price for the Aircraft.

2.            Aircraft Configuration.

2.1       The initial configuration of Customer's Model 737-8  Aircraft is an open configuration based on the 737-8 basic specification D019A007 with an Optional Features Price estimate applied that provides a configuration similar to the Customer existing 737-800 configuration (Initial Configuration).  Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing 737-8 configuration documentation in accordance with the following schedule:

2.1.1     No later than twenty-four (24) months prior to the first Aircraft's scheduled delivery, Boeing and Customer will discuss potential optional features.

2.1.2     Within sixty (60) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.1.3     Customer will then have sixty (60) days to accept or reject the optional features.

2.1.4     Within thirty (30) days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.4.1                Changes applicable to the basic Model 737-8 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.1.4.2                Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

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GOT-PA-3780-LA-1207842

2.1.4.3                Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

2.1.4.4                Changes to the Optional Features Prices, and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes.  Such changes will be reflected in Exhibit A of the Purchase Agreement and revised Advance Payment Base Price provided in Table 1.

3.            Customer Support Variables.

3.1         The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package.  Boeing intends to further refine the customer support package for the 737-8 and will provide this revised package to Customer no later than twenty-four (24) months prior to the first month of the scheduled delivery quarter of the first Aircraft.  The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer in aggregate an overall Boeing customer support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

3.2       Additionally, Boeing will engage in discussions with Customer in conjunction with providing the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post delivery customer support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainability and operational efficiency of the Aircraft.

4.            Performance Guarantees.

At the time of signing of the Purchase Agreement, the performance specification for the Aircraft is not fully defined and as such, Boeing will provide Customer a forecast of the fuel burn of the 737-8 for the performance conditions in the Comparison Procedure, as defined in the Performance Matters Letter Agreement GOT-PA-0370-LA-1207735, applicable to the Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to delivery of the Customer’s first Aircraft (Interim Performance Assessment).   Refer to Letter Agreement GOT-PA-0370-LA-1207735 “Performance Matters” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA 3780

Open Matters

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BOEING PROPRIETARY

GOT-PA-3780-LA-1207842

5.            Other Letter Agreements:

Boeing and Customer acknowledge that as they work together to develop the 737-8 program, and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute or amend the letter agreements addressing one or more of the following:

5.1         Software.  Additional provisions relating to software and software loading.

5.2         Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207845

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          AGTA Matters

Reference:    Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            AGTA Basic Articles.

1.1.1     Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows:  Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement.  (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)

1.1.2     Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows:  Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).

1.1.3     Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows:  Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement.  The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

2.            Appendices to the AGTA.

PA 3780

AGTA Matters

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BOEING PROPRIETARY

GOT-PA-3780-LA-1207845

2.1         Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7/8/9 in the amount of US$550,000,000.

3.            Exhibit C to the AGTA, “Product Assurance Document”.

3.1       Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:      for Boeing aircraft models 777F, 777-200, -300, 737-600, -700, -800, -900, -7, -8, -9, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

PA 3780

AGTA Matters

LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207848

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Flexible Delivery Positions

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

To provide the flexibility to adjust its fleet plans to accommodate uncertain market conditions, Boeing provides to Customer, and Customer in turn agrees to allow Boeing the right to reschedule up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft, subject to the following terms and conditions:

1.                            Aircraft with Flexible Delivery Positions:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.                            Written Notice.

2.1       Customer’s Written Notice:            Customer shall provide Boeing written notice of its request to reschedule an Aircraft’s delivery position no later than the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day of the month that is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the Aircraft’s contracted delivery position as defined in Table 1 of the Purchase Agreement.  Note that the delivery positions may be defined as Delivery Year, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Window, or Scheduled Delivery Month depending on the timing of Customer’s request to reschedule.  The maximum schedule adjustment is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months from the Aircraft’s contracted delivery position.

PA-3780

Flexible Delivery Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848

Customer’s right to request a rescheduled delivery date for an Aircraft expires in the event that a written request to reschedule is not provided to Boeing in the time period defined above.  At any time prior to the written notice requirement, Customer may provide written notice to Boeing of its desire to forfeit its reschedule right related to certain Aircraft.  Once Customer forfeits it’s reschedule right the specified Aircraft can no longer be rescheduled by either party.

2.2       Boeing’s Written Notice: In the event that Boeing desires to reschedule one or more of the Aircraft delivery positions noted in Article 1 above, Boeing shall provide Customer a written notice of its desire to reschedule an Aircraft’s contracted delivery position no later than the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day of the month that is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the Aircraft’s contracted delivery position as defined in Table 1 of the Purchase Agreement.  Note that Delivery Positions may be defined as Delivery Year, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Window, or Scheduled Delivery Month depending on the timing of Boeing’s request to reschedule.  The maximum schedule adjustment is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months from the Aircraft’s contracted delivery position.

            Boeing’s right to reschedule a delivery date for an Aircraft expires in the event that a written reschedule notification is not provided to Customer in the time period defined above.

3.                            Boeing’s Production Capability.

Once Boeing has received Customer’s written request, Boeing will review Customer’s request to reschedule a contracted delivery position into a new Delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as applicable) and either concur with the requested reschedule or, if Boeing is unable to manufacture the Aircraft in the requested Delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] then Boeing shall promptly make a written offer of an alternate Delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Customer’s consideration and written acceptance within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of such offer.  Such offer to Customer will be based on the following factors:

PA-3780

Flexible Delivery Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848

3.1         Boeing having the production capability to produce the Aircraft in the requested Delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2         Rescheduling the Aircraft to the requested Delivery [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cannot create a gap in the Customer’s delivery stream of more than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months between delivery positions.

3.3         The maximum delivery position reschedule cannot exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the contracted delivery date to the rescheduled delivery date.

PA-3780

Flexible Delivery Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848

3.4         All of Boeing’s quoted delivery positions for rescheduled Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement to incorporate the effect of the reschedule in the Purchase Agreement.

4.                            Definitive Agreement.

The reschedule rights and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the rescheduled Aircraft within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days of Customer’s written Notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with Article 2 and 3 above.  In the event that definitive agreement defining the rescheduled delivery position is not reached, and there is less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT](months) between the originally contracted delivery date and the rescheduled delivery date, then the right to reschedule that particular Aircraft expires.

5.                            Price and Advance Payments.

5.1         The Airframe, Engine, and Optional Features Price will be provided in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dollars and escalated to the new delivery month using CPI base indices for the newly provided delivery positions in accordance with the terms and conditions of the Purchase Agreement. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.                            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.                            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

PA-3780

Flexible Delivery Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

PA-3780

Flexible Delivery Positions

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207735

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Performance Matters – 737-8

Reference:    Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)

                 This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same Meaning as in the Purchase Agreement.

All terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision of the Purchase Agreement.

As defined in the “Open Matters” Letter Agreement GOT-PA-03780-LA-1207842 between Boeing and Customer, Boeing will provide Customer with an Interim Performance Assesment (Interim Performance Assesment) of the 737-8 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to delivery of Customer’s first Model 737-8 Aircraft.

1.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 3780

Performance Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207735

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         Short Field Landing Weight Performance Capability

Boeing projects that the short field landing weight capability of the Aircraft in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the landing weight capability of Customer's model 737-800 Aircraft delivering to Customer in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under Purchase Agreement 2910 based on a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

This landing weight capability provides the equivalent of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] combination.

PA 3780

Performance Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207735

Boeing's projection for the short field landing weight capability of the Aircraft is based upon of the use of available solutions including, but not limited to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The performance guarantee confirming the short field landing weight capability of the Aircraft will be made available to Customer on or about the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.         Payload – Range Performance Capability

Boeing projects that the payload – range capability of the Aircraft will [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under Purchase Agreement 2910, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The specific capability is dependent on design weight selections and for certain airports, thrust selection.

The performance guarantee confirming the payload-range capability of the Aircraft will be made available to Customer on or about the 4th quarter of 2013.

4.         Duplication of Benefits

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying any performance metric similar to the Block Fuel Commitment or any performance metric that otherwise impacts fuel burn.  Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by engine manufacturer or Boeing pursuant to such other guarantee or commitment.

5.         Assignment

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft.  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.         Confidentiality

PA 3780

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BOEING PROPRIETARY

GOT-PA-3780-LA-1207735

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Launch Customer Credit Memorandum contained in paragraph 4 above, in the event of any unauthorized disclosure by Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

PA 3780

Performance Matters

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
FOR GOL (VRG Linhas Aereas S.A.) MODEL 737-8
vALUE pRICING

SECTION                       CONTENTS

1              AIRCRAFT MODEL APPLICABILITY

2              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3              AIRCRAFT CONFIGURATION

4              CONDITIONS

5              DEMONSTRATION

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

1                      AIRCRAFT MODEL APPLICABILITY

1.1                   The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] contained in this attachment is applicable to the 737-8 Aircraft equipped with Boeing furnished LEAP-1B engines.

1.2                   The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is based on the performance of a 737-800 Aircraft with winglets and a maximum takeoff weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pounds, a maximum landing weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pounds, and a maximum zero fuel weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pounds, and equipped with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] engines.

2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.1               The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for a stage length of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] nautical miles in still air with a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pound payload using the conditions and operating rules defined below is:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3780

AERO-B-BBA4-M12-0306

 SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:

Following the takeoff to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet, the Aircraft accelerates to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] KCAS while climbing to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet above the departure airport altitude and retracting flaps and landing gear.

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

Climb:

The Aircraft climbs from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet above the departure airport altitude to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet altitude at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] KCAS.

The Aircraft then accelerates at a rate of climb of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mach number is reached.

The climb continues at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mach number to the initial cruise altitude.

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

The temperature is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] during climb.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] climb thrust is used during climb.
Cruise:	The Aircraft cruises at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mach number.
The initial cruise altitude is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet.

A step climb or multiple step climbs of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet altitude may be used when beneficial to minimize fuel burn.

The temperature is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] during cruise.

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

The cruise thrust is not to exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:

The Aircraft descends from the final cruise altitude at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to an altitude of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet per minute at sea level.

The temperature is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] airport.

P.A. No. 3780

AERO-B-BBA4-M12-0306

S12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:
Taxi-Out: Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds

Takeoff and Climbout Maneuver:
Fuel

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds

Distance

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Nautical Miles

Approach and Landing Maneuver: Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

Taxi-In (shall be consumed from the reserve fuel): Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mach number, b) a missed approach and flight to a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] nautical mile alternate, c) a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minutes hold at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet above the alternate airport altitude of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and d) an approach and landing maneuver at the alternate airport.

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

2.1.2               737-800 Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.3 is the basis for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Paragraph 2.1.1.

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

2.1.3 737-800 Weight Summary - GOL Airlines

Pounds

Standard Model Specification MEW			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Configuration Specification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Tourist Class Passengers
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] lb ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kg) Maximum Taxi Weight

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] U.S. Gallons ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] liters) Fuel Capacity

Changes for GOL Airlines

Interior Change to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Passengers ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] TC)

(Ref: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kg) Maximum Taxi Weight
HF/VHF Communications
Extended Operations (ETOPS)
Standby Power - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]-Minute Capability
Heavy Duty Cargo Compartment Linings/Panels

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Performance Enhancement with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Position Tail Skid

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Customer Options Allowance

GOL Airlines Manufacturer's Empty Weight (MEW)

Standard and Operational Items Allowance
(Paragraph 2.1.4)

GOL Airlines Operational Empty Weight (OEW)
	Quantity	Pounds	Pounds

* Seat Weight Included:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Economy Class Triple	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Economy Class Triple w/3 In-Arm Food Trays

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

2.1.4 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable / Masks
Crew Masks
Miscellaneous Equipment

P.A. No. 3780

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BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

Crash Axe
Megaphones
Flashlights
Smoke Hoods
Galley Structure & Fixed Inserts

Operational Items Allowance

Crew and Crew Baggage
Flight Crew
Cabin Crew
Navigation Bags & Manuals
Catering Allowance & Removable Inserts
Passenger Service Equipment
Potable Water - 60 USG
Waste Tank Disinfectant
Emergency Equipment
Escape Slides - Forward
Escape Slides - Aft
Life Vests - Crew

Total Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3780

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BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

3                      AIRCRAFT CONFIGURATION

3.1                   737-800 Aircraft Configuration

                        The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] contained in this attachment is based on the 737-800 Aircraft configuration as defined in the original release of Detail Specification TBD, the 737-800 Aircraft weights specified in Section 1.2 and the OEW derived in Section 2.1.3.

3.2                   737-8 Aircraft Configuration

                        The configuration of the 737-8 used to demonstrate performance relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be the delivered configuration of 737-8 as defined in the Detail Specification TBD (hereinafter referred to as the Detail Specification) plus adjustments, if required, to reflect a configuration similar to that of the 737-800W in Section 2.1.3.

4                      CONDITIONS

4.1                   The performance data of Section 2 are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                   The climb, cruise and descent portions of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system.  Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load.  The APU is turned off unless otherwise specified.

4.3                   The climb, cruise and descent portions of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] commitment is based on an Aircraft center of gravity location not to be aft of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of the mean aerodynamic chord.

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

4.4                   Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] BTU per pound and a fuel density of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pounds per U.S. gallon.

5                      DEMONSTRATION

5.1                   Demonstration of the 737-8 performance relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be based on the conditions specified in Section 2 (other than the OEW and fixed allowances), the 737-8 Aircraft configuration of Section 3 and the conditions of Section 4 and the fixed allowances of paragraph 5.2 and the OEW established in paragraph 5.4.

5.2                   For the purpose of demonstrating the performance of the 737-8 relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds

Takeoff and Climbout Maneuver:
Fuel

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds
Distance [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Nautical Miles

Approach and Landing Maneuver: Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Pounds.

P.A. No. 3780

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BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

5.3                   Demonstration of the 737-8 performance for the climb, cruise and descent portions of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] commitment shall be established by calculations based on flight test data obtained from a 737-8 aircraft in a configuration similar to that defined by the Detail Specification.

P.A. No. 3780

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SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735

5.4                   The OEW used for demonstrating the 737-8 performance relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification plus adjustments to the GOL (VRG Linhas Aereas S.A.) Manufacturers Empty Weight and Standard and Operational Items Allowance to reflect a configuration similar to that of the 737-800W shown in Section 2.1.3.

5.5                   The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to demonstrate performance of the 737-8 relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.6                   The demonstrated performance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

P.A. No. 3780

AERO-B-BBA4-M12-0306

SS12-0107

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207830

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Maintenance Cost Guarantee – 737-8

Reference:    Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Recitals

1.                            Customer has requested a program which will either demonstrate the projected maintenance costs for the Aircraft or, if such projected costs are not demonstrated, provide Customer specific remedies.

2.                            In response to Customer’s request Boeing offers the following maintenance cost program (Program) for estimating and validating the maintenance costs incurred by Customer in the operation of the Aircraft and providing specific remedies to Customer in the event maintenance costs for the Aircraft as defined in this Letter Agreement exceed specified values.

Agreement

1.            Covered Aircraft.

The Program shall apply to each of the Aircraft operated by Customer on Customer's routes during the Program Term (Covered Aircraft).

2.                            Program Term.

The Program shall begin on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in which the first Covered Aircraft is delivered by Boeing to Customer, continue for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] thereafter (Program Term) and consist of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] periods beginning on the date the Program Term commences and thereafter on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] thereof (Reporting Period(s)).

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3.                            Covered Maintenance.

The maintenance costs covered by the Program shall be the costs (as more fully defined herein) of labor performed and materials used in the airframe, airframe component and engine line maintenance of the Covered Aircraft where the maintenance is performed as part of a maintenance program approved by Customer’s regulatory authority (Covered Maintenance).

4.                            Program Commitment.

The Cumulative Actual Maintenance Cost [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as these terms are defined in this Article 4 (Program Commitment).  If the performance of the Covered Aircraft does not comply with the Program Commitment (Noncompliance), Customer shall have the remedies specified in Article 8, below.

4.1         Cumulative Actual Maintenance Cost means the aggregate Actual Maintenance Cost of Covered Maintenance for all then-completed Reporting Periods divided by the Fleet Flight Hours for all such completed Reporting Periods.

4.2         Actual Maintenance Cost means the sum of (i) the Direct Material Cost, (ii) the Direct Labor Cost, (iii) the Subcontracted Maintenance Labor Cost, and (iv) the Subcontracted Maintenance Material Cost incurred by Customer during a Reporting Period for Covered Maintenance, where:

4.2.1     Direct Material Cost means the actual cost paid by Customer for materials required to perform the Covered Maintenance in a Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement and exclusive of those costs and other charges as set forth in Article 9; and

4.2.2     Direct Labor Cost means the product of Direct Labor Hours and Labor Rate, where:

4.2.2.1                Direct Labor Hours means the hours actually expended by Customer in performing the Covered Maintenance during a Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work, and

4.2.2.2                Labor Rate means the average direct hourly labor rate during such Reporting Period, as reported by Customer and adjusted by Boeing

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pursuant to the provisions of this Letter Agreement exclusive of fringe benefits, premium time allowances, social charges and business taxes paid to Customer's employees who actually perform the Covered Maintenance, and

4.2.3     Subcontracted Maintenance Labor Cost means the cost as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement incurred by Customer for labor for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to 14 United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145; and

4.2.4     Subcontracted Maintenance Material Cost means the cost as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement incurred by Customer for materials for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to 14 United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145.

4.3         Fleet Flight Hours means the total airborne time (aircraft takeoff-to-touchdown) accumulated by all of the Covered Aircraft during a Reporting Period.

4.4         Fleet Landings means the total number of landings accumulated by all the Covered Aircraft during a Reporting Period.

4.5         Cumulative Target Maintenance Cost means the value calculated at the end of each completed Reporting Period by multiplying the Target Maintenance Cost for each completed Reporting Period by the Fleet Flight Hours reported by Customer for each such completed Reporting Period, adding the products together and dividing the sum by the total Fleet Flight Hours for all completed Reporting Periods.

4.6           Target Maintenance Cost means the sum of the target Direct Material Cost, target Direct Labor Cost, target Subcontracted Maintenance Labor Cost and target Subcontracted Maintenance Material Cost for a Reporting Period, determined or recalculated by Boeing as appropriate pursuant to the provisions of this Letter Agreement and provided to Customer pursuant Attachments C and F to this Letter Agreement, as applicable pursuant to Article 5, below.

5.                            Calculation of Target Maintenance Cost

5.1         No later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] delivery of the first Covered Aircraft, Customer will provide to Boeing the maintenance cost data and operational assumptions described on Attachment A for Customer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] covering the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST

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FOR CONFIDENTIAL TREATMENT] of operation (Maintenance Cost Benchmark Data).

5.2         Using the methodology set forth in Attachment B, Boeing will adjust the Maintenance Cost Benchmark Data to a mature maintenance level for Customer’s model 737-800 fleet (Mature Benchmark Fleet Value).

Boeing will then [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to establish the mature equivalent maintenance cost for the Covered Aircraft (Mature Equivalent Maintenance Cost).

Using the methodology in Attachment B, Boeing will derive from the Mature Equivalent Maintenance Cost the baseline cost elements described in Table 1 of Attachment B (Covered Aircraft Maintenance Cost Baseline Values).

Using the operational assumptions provided by Customer in Attachment A for the Covered Aircraft, the Covered Aircraft Maintenance Cost Baseline Values and the methodology set forth in Attachment B, Boeing will then derive the target mature maintenance cost for the Covered Aircraft (Target Mature Maintenance Cost).

Finally, Boeing will apply the age adjustment methodology set forth in Attachment B to the Target Mature Maintenance Cost to establish Target Maintenance Costs for the Covered Aircraft for each Reporting Period and will report such values to Customer in the form specified in Attachment C.

5.3         Boeing will recalculate the Target Maintenance Costs in the circumstances and using the methodology provided in Attachment B and will report any recalculated Target Maintenance Costs to Customer in the form specified in Attachment F.

6.                            Reporting of Actual Maintenance Data.

6.1         Within ninety (90) days after the last day of each Reporting Period Customer will complete and return to Boeing Attachment D to provide to Boeing the data specified therein for that Reporting Period.  Customer will report costs in Customer's currency.

6.2         Failure to provide the data specified in Article 6.1 to Boeing within the specified ninety (90) day period shall constitute Customer’s acknowledgment that the performance of the Covered Aircraft complies with the Program Commitment.  If the Covered Aircraft subsequently should fail to perform in a manner consistent with the Program Commitment, however, Customer will, within ninety (90) days after the last day of the Reporting Period in which such Noncompliance occurs, report to Boeing the data specified on Attachment D for all then‑completed Reporting Periods of the Program Term.

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7.                            Calculation of Actual Maintenance Costs and Compliance with the Program Commitment.

7.1         Subject to the limitations described in Article 9, within thirty (30) days after receiving Customer's report pursuant to Article 6 for each Reporting Period, Boeing will use the data provided by the Customer in such report and the methodology in Attachment B to calculate the Cumulative Actual Maintenance Costs for the Covered Aircraft as of the end of such Reporting Period and will provide to Customer a report in content and form as shown in Attachment E.   Boeing will convert values expressed in Customer’s currency to U.S. Dollars as described in Attachment B in order to perform the computations and comparisons contemplated by this Letter Agreement.  Monetary amounts determined and reported by Boeing will be expressed in U.S. dollars.

7.2         If the data determined pursuant to Article 7.1 indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Customer will, upon request, submit to Boeing sufficient information to allow Boeing to verify:

7.2.1     the data reported by Customer pursuant to Article 6;

7.2.2     the data does not reflect assumptions other than those relied upon in developing the Target Maintenance Costs; and

7.2.3     the data is consistent with all provisions of this Letter Agreement.

7.3         If after completing the verification and analysis described in Article 7.2 the data indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Boeing will take corrective action as defined in Article 8; provided that throughout the period of such Noncompliance, Customer, upon request, submits to Boeing such information as is necessary for Boeing to:

7.3.1     analyze the problems causing such Noncompliance; and

7.3.2     develop, when required, appropriate corrective action.

7.4         At Customer’s request Boeing will provide Customer sufficient information to verify the data described in Article 7.1 and 7.3 and the calculations used to produce that data.

8.                            Corrective Action.

8.1         Should corrective action pursuant to Article 7.3 be appropriate:

8.1.1     Boeing will investigate the circumstances and possible causes of the Noncompliance;

8.1.2     Boeing will provide technical assistance to Customer in the form of analysis and recommendations for reducing Actual Maintenance Cost;

8.1.3     if necessary, Boeing will initiate a design review of the systems, accessories, equipment or parts determined by Boeing to be the primary cause of the

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Noncompliance and, when in Boeing's judgment a redesign is indicated as a technically and economically practicable means of complying with the Program Commitment, Boeing will redesign or cause the redesign of such items; and

8.1.4     if such redesign results in retrofit kits being offered by Boeing or Boeing's suppliers, Boeing will provide such kits or cause such kits to be provided at no charge to Customer.  Boeing will also reimburse at Boeing's then existing warranty labor rate Customer's reasonable Direct Labor Costs for incorporation of any such kit manufactured to Boeing's or Boeing's supplier's detailed design.  Such reimbursement will be provided pursuant to Exhibit C, “Product Assurance Document,” of the AGTA.

8.2         At Boeing's request, Customer will assign to Boeing, any of Customer's rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any corrective action provided by Boeing hereunder.

9.                            Conditions and Limitations.

9.1         If, with the intent of reducing the cost of Covered Maintenance, Boeing or any supplier issues service bulletins, service letters or other written instructions or offers no-charge retrofit kits, Customer and its subcontractors will comply with such instructions or install such kits (Comply) within a period of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after issuance of such instructions or receipt of such kits at Customer's facility, or such longer period as may be mutually agreed by the parties (Response Period).  If Customer or any of its subcontractors does not Comply within the Response Period, after expiration of such Response Period all maintenance costs which Boeing determines would have been eliminated if such instructions or kits had been incorporated will be subtracted from the Actual Maintenance Costs reported.

9.2         Customer will promptly notify Boeing in writing of any variations in its maintenance cost accounting system or procedures or those of its subcontractors which would affect the proper reporting of Actual Maintenance Costs.  Boeing will make adjustments to the Cumulative Target Maintenance Cost to reflect the effect of any such variations.

9.3         Upon reasonable notice to Customer, Boeing will have the right to audit all Actual Maintenance Cost Data reported by Customer during the Program Term as well as the maintenance practices and procedures related thereto.  Customer will also obtain from its subcontractors permission for Boeing to audit from time to time and upon reasonable notice such subcontractors’ maintenance records and practices during the Program as they pertain to the Covered Aircraft.  Boeing will have the right to disapprove costs it deems improperly reported or for which it does not receive sufficient data to verify either the Direct Labor Hours performed or the Direct Material Costs incurred in performing such maintenance.  Boeing will provide Customer written notification of its disapproval of any such costs, and, if Customer does not provide proof

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within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after such notification that such costs are properly chargeable, Boeing's disapproval will be deemed final and conclusive and Boeing will deduct such costs from the computation of Actual Maintenance Costs.

9.4         Upon reasonable notice to Customer, Boeing may inspect Customer's maintenance facilities, programs and procedures.  If Boeing recommends in writing reasonable changes to Customer's or its subcontractors’ maintenance programs and procedures which would reduce Actual Maintenance Costs and Customer or its subcontractors do not implement such changes or delay implementing such changes beyond the Response Period set forth in Article 9.1, Boeing will adjust the Actual Maintenance Costs that have been reported to deduct the increased maintenance costs which Boeing estimates resulted from the failure or delay in implementing such changes.

9.5         Actual Maintenance Cost will not include any of the following costs:

(i)            costs arising from loss of, or damage to, any Covered Aircraft, or any system, accessory, equipment or part thereof.
(ii)          any taxes, duties, tariffs, surcharges, transportation, insurance interest or overhead.
(iii)         the costs of initial or sustaining spare parts inventory or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any system, equipment, accessory or part thereof other than modifications described under Articles 8.1.4 and 9.1 herein.
(iv)         costs resulting from the negligent acts or omissions of Customer.
(v)          costs resulting from the failure to comply with Boeing's or Boeing's suppliers' applicable written instructions for the operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof.
(vi)         costs attributable to loss of use, revenue or profit.
(vii)        costs of consumable fluids, including fuel.
(viii)      costs due to acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, governmental acts or failure to act affecting materials, facilities or aircraft needed for the maintenance of Covered Aircraft.

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(ix)         Costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft.
(x)          costs resulting from failure of or delay in transportation or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts needed for the maintenance of Covered Aircraft.
(xi)         amounts for any part provided by Boeing or Boeing's suppliers to Customer at no charge.
(xii)        amounts equal to the difference between the reported price for any part and the reduced price for such part as provided by Boeing or Boeing's suppliers to Customer.
(xiii)      amounts related to any warranty, maintenance cost guarantee or similar agreement, for which there is a credit memorandum or other payment scheme established in Customer's favor and issued by Boeing or Boeing's suppliers to Customer.

9.6         The Program will be suspended if during any Reporting Period the average utilization for the Covered Aircraft is less than the flight hour amounts shown in the table below:

Aircraft Model	Flight Hours
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Program will resume on the first day of any subsequent Reporting Period during which the average utilization for the Covered Aircraft exceeds that set forth above.  The Actual Maintenance Cost, Cumulative Actual Maintenance Cost, and the Cumulative Target Maintenance Cost as of the end of any Reporting Period during the Program Term will exclude all Actual Maintenance Cost and Fleet Flight Hours accumulated during any Reporting Period in which the Program was suspended as provided above.  The Program will not be extended to reflect any period wherein it was suspended.

10.                         Notice.

10.1      All reports submitted to Boeing will be addressed to the attention of:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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10.2      All reports submitted to Customer will be addressed to the attention of:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.                         Exclusive Remedy.

The remedies provided in Article 8 of this Letter Agreement are Customer’s exclusive remedies in the event of Noncompliance and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for Noncompliance.  Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Noncompliance.

12.                         DISCLAIMER, RELEASE AND EXCLUSION.

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

13.                         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

14.                         Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By _________________________

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Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Attachment A:  Maintenance Cost Benchmark Data

and Covered Aircraft Operational Assumptions

Airline’s Historic Benchmark Data
	Year 1:____	Year 2:____	Year 3:____	Year 4:____	Year 5:____
Direct Labor Cost ($ per Flight Hour)
Direct Material Cost ($ per Flight Hour)
Subcontract Maintenance Cost ($ per Flight Hour)
Direct Labor Rate ($ per Labor Hour)
Maintenance Subcontracted. %
Subcontract Labor Rate ($ per Labor Hour)
Annual Fleet Landings (Total for Year)
Annual Fleet Fight Hours (Total for Year)
Average. Fleet Size for Year (Number of Airplanes)
Average Fleet Age: ·1 In Flight Hours ·2 In Landings ·3 In Years

Operational Assumptions for Covered Aircraft

Direct Labor Rate ($ per Labor Hour)
Maintenance Subcontracted. %
Subcontract Labor Rate ($ per Labor Hour)
Annual Fleet Landings (Total for Year)
Annual Fleet Fight Hours (Total for Year)

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Attachment B:  Adjustments

Boeing will adjust as described in this Attachment B the Maintenance Cost Benchmark Data submitted in Attachment A, the Target Maintenance Costs reported in Attachment C and Actual Maintenance Cost Data reported in Attachment D.

1.                            Currency Exchange Rate.

Boeing will convert maintenance cost data submitted in the Customer’s currency to U.S. Dollars by multiplying such reported costs by the applicable exchange rate published in the U.S. edition of the Wall Street Journal on the day (not including weekends or U.S. national holidays) nearest to the midpoint of the applicable Reporting Period.

2.                            Escalation Indices.

2.1         Material Price Inflation.  The measure of material price inflation will be the Producer Price Index for "Other Aircraft Parts and Auxiliary Equipment Mfg" ((North American Industry Classification System (NAICS) code 336413, BLS Series ID = PCU336413)) obtained from the publication "Producer Prices and Price Indexes" published monthly by the U.S. Department of Labor, Bureau of Labor Statistics (BLS) or any comparable successor publication published by the U.S. Department of Labor Bureau of Labor Statistics or any comparable successor agency (Material Index).

2.2         Labor Price Inflation.  The measure of labor price inflation will be the "Employment Cost Index for workers in aircraft manufacturing - Wages and Salaries" (ECI code 3721) obtained from the publication published quarterly by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor Bureau of Labor Statistics or any comparable successor agency (Labor Index).  As the Labor Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for the month of June will be used for the months of April and May; the value for the month of September will be used for the months of July and August; and the value for the month of December will be used for the months of October and November.

3.                            Benchmark Method for Determining Target Maintenance Costs.

The Target Maintenance Costs will be determined for the Covered Aircraft as specified in paragraphs 3.1 through 3.1 of this Attachment B.

3.1         The Direct Material Costs reported in the Maintenance Cost Benchmark Data will be revised to values expressed in base year [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Base Year) by multiplying such costs by the ratio of the average of the values for the Material Index published during the twelve months of the Base Year to the average of the values for the Material Index published for the months in which such Direct Material Costs were incurred.

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3.2         The Direct Labor Costs reported in the Maintenance Cost Benchmark Data will be revised to values expressed in the Base Year by multiplying such costs by the ratio of the average of the values for the Labor Index published during the twelve (12) months of the Base Year to the average of the values for the Labor Index published for the months in which the Benchmark Direct Material Costs were incurred.

3.3         The methodology and the applicable factors will be used as set forth in paragraph 5.6 of this Attachment B to convert the Benchmark Maintenance Cost Data to a Mature Benchmark Fleet Value, which reflects a maturity factor equal to one (1.00).

3.4         Next Boeing will increase the Mature Benchmark Fleet Value by the percentage specified in Article 5.2 of the Letter Agreement to determine the Mature Equivalent Maintenance Cost for the Covered Aircraft.

3.5         From the Mature Equivalent Maintenance Cost Boeing will derive the Covered Aircraft Maintenance Cost Baseline Values for the elements described in Table 1 of this Attachment:

Table 1: Covered Aircraft Maintenance Cost Baseline

	Material $ per FH	Material $ per Cycyle	Labor Hours per FH	Labor Hours per Cycle	In-Houes Material Factor	In-house Labor Factor	Contracted Material Factor	Contracted Labor Factor
	AA	BB	CC	DD
Line A Check C or 1C-3C Check D/S1 or 4C/S1 Check Brakes Wheels/Tires’ Landing Gear APU Other Components QEC Line

3.6         The following formulas, the Covered Aircraft Maintenance Cost Baseline Values and the operational assumptions for the Covered Aircraft provided by Customer in Attachment A to the Letter Agreement will be used to generate the Target Mature Maintenance Cost for the Covered Aircraft, where the Target Mature Maintenance Cost is the sum of the values derived in the following formulas:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Where:  In-house Material Factor, In-house Labor Factor, Contracted Material Factor, and Contracted Labor Factor will have values (i) determined by Boeing and provided to the Customer on Attachment C and, if applicable, Attachment F and (ii) are derived by dividing the Direct Material Cost, Direct Labor Cost, and Subcontracted Maintenance  Cost reported in Attachment A (or subsequently in Attachment D) by fleet wide industry averages which Boeing derives from published industry sources and data collected form airlines.

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3.7         Then the methodology and the applicable factors set forth in paragraph 5.6 of this Attachment B will be applied to the Target Mature Maintenance Cost to determine the Target Maintenance Cost for the Covered Aircraft for each Reporting Period with respect to each line item identified in Table 1 of this Attachment B.

4.                            Reporting Period Adjustments.

The reported Direct Material Cost for a Reporting Period and the reported Subcontracted Maintenance Material Cost for a Reporting Period will be revised to values expressed in the Base Year by multiplying such costs by the ratio of the average of the values of the Material Index published for the twelve months of the Base Year to the average of the values for the Material Index published during twelve months of the applicable Reporting Period.

The reported Direct Labor Cost for a Reporting Period and the reported Subcontracted Maintenance Labor Cost for a Reporting Period will be revised (i) by multiplying the reported Direct Labor Cost by the ratio of the Labor Rate specified in the operational assumptions section of Attachment A to the Customer’s then-current Labor Rate, as reported in Attachment D, and (ii) by multiplying the reported Subcontracted Maintenance Labor Cost by the ratio of the Subcontracted Maintenance Labor Rate specified in the operational assumptions section of Attachment A to the Subcontracted Maintenance Labor Rate as reported in Attachment D.

5.                            Recalculation of Target Maintenance Cost.

5.1         Airframe Maintenance Performed by Others.  If during any Reporting Period, the operational assumptions reported in Attachment A and subsequently reported in Attachment D with regard to airframe maintenance performed by others (Subcontracted Maintenance) are different by more than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the In-house Material Factor, In-house Labor Factor, Contracted Material Factor, and Contracted Labor Factor, as applicable, will be revised by Boeing by dividing the reported maintenance costs in Attachment D by fleet wide industry averages which Boeing derives from published industry sources and data collected from airlines.  Using such revised factors the Target Maintenance Cost for that Reporting Period will be adjusted as specified in paragraph 5.3 below.

5.2         Average Flight Time.  If the Actual Average Flight Time (AAFT) for any Reporting Period differs from the Projected Average Flight Time (PAFT) of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by

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more than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Flight Hours, the target Direct Material Cost (TMC) and target Direct Labor Cost for that Reporting Period will be adjusted using the methodology as specified in paragraph 5.3 below to reflect the AAFT, where:

5.2.1     AAFT  is obtained by dividing Total Fleet Flight Hours reported in Attachment D by Total Fleet Landings reported in Attachment D, and

5.2.2     PAFT  is obtained by dividing Total Fleet Flight Hours reported in the Operational Assumptions section of Attachment A by Total Fleet Landings reported in the Operational Assumptions section of Attachment A.

5.3         Method for Recalculating Target Maintenance Cost.  The Target Maintenance Cost for a Reporting Period will be recalculated using the following formulas and using the operational assumptions provided by the Customer for the Reporting Period in Attachment D to the Letter Agreement as adjusted, if applicable pursuant to paragraphs 5.1 and 5.2, of this Attachment B:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Where:  AA, BB, CC and DD have the values reported for those elements on Attachment C to the Letter Agreement.

5.4         Covered Aircraft.  The Target Maintenance Cost is based on the number of Covered Aircraft.  If the number of Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period to address any change to the average fleet age by using the methodology specified in paragraph 5.6, below.

5.5         Delivery Schedule.  The Target Maintenance Cost is based on the delivery schedule of Covered Aircraft as described in Table 1 of the Purchase Agreement.  If the delivery schedule for the Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period and subsequent Reporting Periods to address any resulting changes to the average fleet age using the methodology specified in paragraph 5.6, below.

5.6         Age Adjustment.  Age Adjustments will be based on the average fleet age during a Reporting Period and the factors set forth in the tables below.  Maintenance Cost Benchmark Data will be adjusted to Maturity by dividing the cost for a given period by the Maturity Factor which corresponds to the average fleet age.  The Target Maintenance Cost will be calculated by multiplying the Target Mature Maintenance Cost by the maturity factor corresponding to the average age of the Covered Aircraft at the time of the Reporting Period.  The Composite Airplane table applies to the 787

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aircraft; the MSG‑3 table applies to aircraft 757, 767, A‑310, A‑320, 777, MD‑11, A‑340, 717, 737‑600, 737‑700, 737‑800, 737‑900, and A‑380, and the Pre-MSG‑3 table applies to all other aircraft.

5.7         Covered Aircraft Configuration.  Target Maintenance Costs set forth in this Program are based on the configuration for the Covered Aircraft as set forth in Exhibit A to the Purchase Agreement as of the date of signing of the Purchase Agreement.  Such Target Maintenance Costs may be recalculated as appropriate to reflect the configuration of the Covered Aircraft at the time of delivery to Customer and to reflect any changes to the configuration occurring during the Program Term.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Maturity Factor
Composite Airlines
Flt hrs/yr
Year	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40

Note: For all intermediate utilization, interpolate between factors
Maturity is defined as a maturity factor of one (1)

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Attachment C:  Target Maintenance Cost for Covered Aircraft and Covered Aircraft Maintenance Baseline

To:       GAC Inc.

Reference:    Letter Agreement No. GOT-PA-03780-LA-1207830 to Agreement No. 3780 (Purchase Agreement) and Maintenance Cost Guarantee

Subject:          Target Maintenance Cost reported pursuant to Article 5.2 of the referenced Letter Agreement.

Reporting Period	Fleet Size	Average Fleet Age	Target Direct Labor Cost ($ per flt hr)	+	Target Direct Material Cost ($ per flt hr)	+	Target Subcontracted Maintenance Labor Cost ($ per flt hr)	Target Subcontracted Maintenance Material Cost ($ per flt hr)	=	Projected Target Maint. Cost ($ per flt hr)
One			$	+	$	+		$	=
Two			$	+	$	+		$	=
Three			$	+	$	+		$	=
Four			$	+	$	+		$	=
Five			$	+	$	+		$	=

Covered Aircraft Maintenance Cost Baseline Values

	Material $ per FH	Material $ per Cycyle	Labor Hours per FH	Labor Hours per Cycle	In-Houes Material Factor	In-house Labor Factor	Contracted Material Factor	Contracted Labor Factor
	AA	BB	CC	DD
Line A Check C or 1C-3C Check D/S1 or 4C/S1 Check Brakes Wheels/Tires’ Landing Gear APU Other Components QEC Line

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Attachment D

To:                   Director ‑ BCA Warranty and Product Assurance Contracts

                        Boeing Commercial Airplanes

                        P.O. Box 3707, Mail Code 2L-46

                        Fax: 425-237-1706

                        Seattle, Washington  98124‑2207

Reference:    Letter Agreement No GOT-PA-03780-LA-1207830 to Agreement No. 3780 (Purchase Agreement) and Maintenance Cost Guarantee

Subject:          Data reported pursuant to Article 6 of the referenced Letter Agreement.

Reporting Period No. _____

Beginning date _________ ending date _________

Currency of the costs shown below:  _________

Actual Maintenance Costs	Direct Labor Cost (total cost)	Direct Material Cost (total cost)	Subcontracted Maintenance Labor Costs (total cost)	Subcontracted Maintenance Material Costs (total cost)
Total

Note:  The above labor costs have been calculated in accordance with Article 4.2. of the referenced Letter Agreement and are exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work.  The above material costs have been calculated in accordance with Article 4.2 of the referenced Letter Agreement and exclude all costs described in Article 9 therein.

Direct Labor Rate ($ per Labor Hour)
Maintenance Subcontracted. %
Subcontract Labor Rate ($ per Labor Hour)
Annual Fleet Landings (Total for Year)
Annual Fleet Fight Hours (Total for Year)
Average Number of Covered Aircraft

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The above labor rate has been calculated in accordance with Article 4.2 of the Letter Agreement and excludes, without limitation, all fringe benefits, premium time allowances, social charges and business taxes.

GAC Inc.

By

Its

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Attachment E

To:       GAC Inc.

Reference:    Letter Agreement No GOT-PA-03780-LA-1207830 to Agreement No. 3780 (Purchase Agreement) and Maintenance Cost Guarantee

Subject:          Data reported pursuant to Article 7 of the referenced Letter Agreement.

Reporting Period No. _____

Beginning date _________ ending date _________

Actual Maintenance Costs as reported by Customer expressed in U.S. Dollars:

Actual Maintenance Costs	Direct Labor Cost (total cost)	Direct Material Cost (total cost)	Subcontracted Maintenance Labor Costs (total cost)	Subcontracted Maintenance Material Costs (total cost)
Total

Actual Maintenance Costs and Target Maintenance Costs as determined by Boeing expressed in U.S. dollars.

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	Reporting Period 1	Reporting Period 2	Reporting Period 3	Reporting Period 4	Reporting Period 5
Year

Year dollars

Direct Labor Cost
Direct Material Cost
Subcontracted Maintenance Labor Cost
Subcontracted Maintenance Material Cost

Cumulative Actual Maintenance Cost

Total Fleet Flight Hours
Total Fleet Landings
Number of Covered Aircraft
Per man-hour Labor Rate

Material Inflation factor
Currency Exchange factor

Target Labor Cost
Target Material Cost
Target Maintenance Cost
Cumulative Target Maintenance Cost

THE BOEING COMPANY

Reported By

Its

Date

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Attachment F:  Recalculated and Adjusted Target

Maintenance Cost for Covered Aircraft

To:       <CustomerName>

Reference:    Letter Agreement No. <ContractNo> to Agreement No. <PA> (Purchase Agreement) and Maintenance Cost Guarantee

Subject:          Data reported pursuant to Article 5.3 of the referenced Letter Agreement.

Reporting Period	Fleet Size	Average Fleet Age	Target Direct Labor Cost ($ per flt hr)	+	Target Direct Material Cost ($ per flt hr)	+	Target Subcontracted Maintenance Labor Cost ($ per flt hr)	Target Subcontracted Maintenance Material Cost ($ per flt hr)	=	Projected Target Maintenance Cost ($ per flt hr)
One			$	+	$	+		$	=
Two			$	+	$	+		$	=
Three			$	+	$	+		$	=
Four			$	+	$	+		$	=
Five			$	+	$	+		$	=

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207847

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Aircraft Schedule Reliability Program

Reference:    Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                            Definition of Terms:

1.1         Achieved Technical Schedule Reliability shall mean a number calculated pursuant to the following formula:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Where:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2         Analysis Period shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Scheduled Revenue Departures commencing at the start of the Program Term and running in a series until the end of the Program Term.  For the avoidance of doubt, no Analysis Period shall overlap with another Analysis Period.

1.3         Average Flight Length shall mean the flight hours for the fleet of Covered Aircraft during an Analysis Period divided by the number of Scheduled Revenue Departures for the fleet of Covered Aircraft during the same Analysis Period.

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1.4         Chargeable Schedule Interruption or “Interruption” shall mean a cancellation, turn-back, diverted landing or delayed departure of any Scheduled Revenue Departure which [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], other than as provided in Section 4, below, and results directly from a Technical Malfunction of such Covered Aircraft.

1.5         Covered Aircraft shall mean those Aircraft operated by Customer on Customer's routes during the Program Term.

1.6         Program  shall mean the rights and obligations defined in this Letter Agreement.

1.7         Program Term shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] commencing on the delivery date of the first Covered Aircraft delivered in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.8         Scheduled Revenue Departure shall mean any departure of a Covered Aircraft for a scheduled revenue flight segment, including, but not limited to (i) any departure of a Covered Aircraft for a charter flight or extra section flight or (ii) any canceled departure of a flight segment.

1.9         Technical Malfunction shall mean a failure or indication of failure of a mechanical, electrical, or electronic (including software) component on a Covered Aircraft, or any system, accessory, equipment or part (including engines) installed thereon, unless otherwise excluded in accordance with Section 4, below and/or the “Houston” READI rules (in effect 2008 through 2010).

2.            Program Description.

"Technical Schedule Reliability Targets" or "Targets" for the fleet of Covered Aircraft during the Program Term are as follows:

Program Term	Targets
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

These Targets are based on an average flight length of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Scheduled Revenue Departure for the fleet of Covered Aircraft in revenue service operations.  The Targets are subject to change based on changes in the Customer’s actual Average Flight Length and other factors under Customer's control.

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3.            Remedial Action.

3.1         Following the first Analysis Period, if Customer (i) notifies Boeing that the Achieved Technical Schedule Reliability for such Analysis Period is more than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] below the applicable Target (Agreed Threshold Value) for such Analysis Period and (ii) provides the status reports and other substantiation data required pursuant to Section 5 (Administrative Requirements) below, Boeing will:

3.1.1     investigate the circumstances and possible causes for an Achieved Technical Schedule Reliability being lower than the Agreed Threshold Value;

3.1.2     provide technical assistance to Customer in the form of analysis and recommendations of a kind and nature which Boeing determines to be best suited for improving the Achieved Technical Schedule Reliability;

3.1.3     initiate a design review of the system, accessory, equipment or part (other than engines and engine parts) which are determined by Boeing to be the primary cause of an Achieved Technical Schedule Reliability being lower than the Agreed Threshold Value;

3.1.4     when in Boeing's judgment a redesign is indicated as a technically and economically practical means of improving the Achieved Technical Schedule Reliability, redesign or cause the redesign of such system, accessory, equipment or part;

3.1.5     if such redesign results in retrofit kits being offered by Boeing or Boeing's suppliers, provide such kits or cause such kits to be provided, at Customer's request, at no charge to Customer and reimburse Customer's reasonable direct labor costs for incorporation of any such kit manufactured to Boeing's detailed design.  Such reimbursement will be provided pursuant to Boeing Warranty (Part 2 of Exhibit C, Product Assurance Document, of the AGTA, including without limitation Article 11 therein); and

3.1.6     if Boeing determines that the design of engines or engine parts is the primary cause of an Achieved Technical Schedule Reliability being lower than the Agreed Threshold Value, Boeing will, if requested by Customer, take whatever reasonable action is permitted under Boeing’s contracts with the engine manufacturer in an effort to obtain correction of such design.

4.            Interruption Exclusions.

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4.1         An Interruption does not include any cancellation, turn-back, diverted landing or delayed departure of any Scheduled Revenue Departure of any Covered Aircraft which is caused by any of the following events:

(i)            late arrival of an inbound flight;
(ii)          late return from out-of-service status;
(iii)         operation, service, maintenance or overhaul of such Covered Aircraft or any system, accessory, equipment or part (including engines) installed thereon, in a manner other than in accordance with Customer's approved instructions and requirements;
(iv)         logistics problems such as lack of spare parts at stations where spares could reasonably be expected to be available, as determined in accordance with industry standard provisioning practices, or inordinate delays in the availability of spares;
(v)          a malfunction caused by any extrinsic force such as foreign object damage;
(vi)         failure to utilize the FAA approved minimum equipment list (MEL) to defer corrective maintenance, or failure to correct any deferred item within the time period specified in such MEL;
(vii)        Buyer Furnished Equipment;
(viii)      tires;
(ix)         normal brake wear;
(x)          acts or omissions of Customer or any strikes or labor troubles causing cessation, slowdown or interruption of work related to the operation or maintenance of the Covered Aircraft; or
(xi)         any other cancellation, turn-back, diverted landing or delayed departure which cannot fairly be attributed to Technical Malfunction of the Covered Aircraft, or any system, accessory, equipment or part (including engines) installed on the Covered Aircraft.

4.2         If a Covered Aircraft is used as a substitute for one of Customer’s other aircraft that is not subject to the terms and conditions of this Letter Agreement (Non-Covered Aircraft) or a Non-Covered Aircraft is used as a substitute for a Covered Aircraft, and if the revenue flight affected by such substitution:

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(i)            Departs without an Interruption, then no Chargeable Schedule Interruption will be deemed to have occurred.
(ii)          Experiences an Interruption, then the Interruption is charged against the aircraft initially scheduled for the flight rather than its substitute.

4.3         An Interruption, which affects a subsequent segment or flight for a Covered Aircraft, will count as only one (1) Interruption unless such Interruption is separate from and unrelated to the initial Interruption.

5.            Administrative Requirements.

5.1         Customer will provide status reports every month (Reporting Period).

5.2         The Customer’s status reports shall include the data required to calculate the Achieved Technical Schedule Reliability for each month of the Reporting Period using the formulas described in Section 1, above, and a list of the Chargeable Schedule Interruptions for the Reporting Period.  Customer shall submit such data to Boeing electronically in accordance with the provisions of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All data submitted pursuant to Subsection 5.2 will be addressed to the attention of:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3         Customer claim reports will include the data described in Subsection 5.2 above and sufficient data to substantiate any claimed Chargeable Schedule Interruption.  Customer will submit to Boeing reasonable proof that any claimed Chargeable Schedule Interruption does in fact constitute a Chargeable Schedule Interruption.  In addition, Customer will maintain and submit to Boeing such data as may reasonably be required to:

(i)            determine Achieved Technical Schedule Reliability,
(ii)          analyze the problems causing any claimed Chargeable Schedule Interruption, and
(iii)         when required, develop appropriate remedial action.

5.4         Failure to file the status reports or provide the information as specified in Subsections 5.1 through 5.3, above, will constitute an acknowledgment by Customer that the Achieved Technical Schedule Reliability is equal to or greater than the Agreed Threshold Value for such Analysis Period, and Boeing will not be obligated to provide any of the remedies arising under this Program for such Analysis Period.

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5.5         All claim reports submitted to Boeing will be addressed to the attention of:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.            Conditions and Limitations.

6.1         If, to improve schedule reliability, Boeing or any Boeing supplier issues service bulletins, service letters or other written instructions (Instructions) or offers no-charge retrofit kits, Customer will accomplish such Instructions or install such kits within a period of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after availability of such Instructions or kits at Customer's facility or such longer period as may be established by mutual agreement of the parties.  If Customer does not accomplish the Instructions or install the kits within such time period, Chargeable Schedule Interruptions relating to the systems, accessories, equipment or parts affected by such Instructions or kits will be excluded from this Program from the date the Instructions or kits were available at Customer’s facility until such time as Customer notifies Boeing that Customer has incorporated such Instructions or kits on all affected Aircraft.

6.2         Boeing may inspect at all reasonable times Customer's maintenance facilities and review its maintenance programs and procedures.  If Boeing recommends in writing reasonable changes in Customer's maintenance programs and procedures which would improve the Achieved Technical Schedule Reliability and Customer does not effect such changes within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after receiving such written recommendations or such longer period as may be established by mutual agreement of the parties, Boeing will have the right to redefine the Chargeable Schedule Interruptions after the date Customer received such written recommendations so as to eliminate interruptions which Boeing estimates result from Customer's failure to effect the recommended changes within such time period.

6.3         If, for any Analysis Period, the actual Average Flight Length or other factors affecting schedule reliability of the Covered Aircraft materially change, the Target for such Analysis Period will be appropriately adjusted by the parties.

6.4         At Boeing's request, Customer will assign to Boeing any of Customer's rights against any manufacturer of any system, equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any remedy provided by Boeing hereunder.

6.5         THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Exhibit C of the AGTA apply to this Program.

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                                                 BOEING PROPRIETARY

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7.            Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying any performance metric similar to the Technical Schedule Reliability Target, Agreed Threshold Value, or any performance metric that otherwise impacts schedule reliability.  Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by engine manufacturer or Boeing pursuant to such other guarantee.

8.            Exclusive Remedy.

Customer agrees that the remedies contained in Sections 3 herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Program and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith.  Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Program.

9.            Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

10.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

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                                                 BOEING PROPRIETARY

GOT-PA-3780-LA-1207847

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

Airframe Model/MTOW:	737-8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:
Sub-Total of Airframe and Features:			Airframe Escalation Data:
Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:
		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
2018
2019
2020
2021	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2022
2023
2024
2025
2026
Total:

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

GAC Inc.

Exhibit A to Purchase Agreement Number PA-3780

GOT-PA-3780-EXA

                                                                                                                                      EXA Page 1

BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated __________________

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification for these aircraft is not yet developed.  Such Detail Specification will be comprised of D019007,revision TBD, as amended to incorporate the optional features (Options) selected by the Customer per the schedule mutually agreed to in letter agreement  GOT-PA-3780-LA-1207842 “Open Matters”,  including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).  As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.  The Aircraft Basic Price at delivery shall reflect and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement GOT-PA-3780-LA-1207842 to the Purchase Agreement, entitled “Open Matters”.

GOT-PA-3780-EXA

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BOEING PROPRIETARY

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GOT-PA-3780-EXA

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BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

GAC INCORPORATED (GAC Inc.)

Exhibit B to Purchase Agreement Number PA-3780

PA-3780-EXB

                                                                                                                                      EXB Page 1

BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-8 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties.  This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.            GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1         Airworthiness and Registration Documents.  Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.  In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2         Certificate of Sanitary Construction.

1.2.1     U.S. Registered Aircraft.  Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.  The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2     Non-U.S. Registered Aircraft.  If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery.  Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.  The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3         Customs Documentation.

1.3.1     Import Documentation.  If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

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1.3.2     General Declaration ‑ U.S.  If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention.  If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing.  Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3     Export Declaration ‑ U.S.  If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.            Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.            NOTICE OF FLYAWAY CONFIGURATION.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight.  This configuration letter should include:

(i)            the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(ii)          the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
(iii)         any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
(iv)         a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

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BOEING PROPRIETARY

(v)          a complete ferry flight itinerary.

4.            DELIVERY ACTIONS BY BOEING.

4.1         Schedule of Inspections.  All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft.  Customer will be informed of such schedules.

4.2         Schedule of Demonstration Flights.  All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3         Schedule for Customer's Flight Crew.  Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4         Fuel Provided by Boeing.  Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	1,000
747	4,000
757	1,600
767	2,000
777	3,000
787	2,000

4.5         Flight Crew and Passenger Consumables.  Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6         Delivery Papers, Documents and Data.  Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery.  If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre‑position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050‑2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's subsidiary to Customer.

4.7         Delegation of Authority.  If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.            DELIVERY ACTIONS BY CUSTOMER.

5.1         Aircraft Radio Station License.  At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2         Aircraft Flight Log.  At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3         Delegation of Authority.  Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating

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BOEING PROPRIETARY

and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4         TSA Waiver Approval.  Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place.  Customer is responsible for application for the TSA waiver and obtaining TSA approval.  Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5         Electronic Advance Passenger Information System.  Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS).  Customer needs to establish their own account with US Customs and Border Protection in order to file for departure.  A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

PA-3780-EXB

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BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

GAC INCORPORATED (GAC Inc.)

Supplemental Exhibit AE1

to Purchase Agreement Number 3780

PA 3780

Airframe Escalation

Supp Ex AE1 Page 1

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-7/-8/-9 AIRCRAFT

1.            Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation.  The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) ‑ P

Where:

Pa =     Airframe Price Adjustment.  (For Models 737, 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P =      Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

L = .65 x	(ECI
ECIb)

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

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BOEING PROPRIETARY

M = .35 x	(CPI
CPIb)

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)            In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten‑thousandth.
(ii)          .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.
(iii)         .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.
(iv)         The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.
(v)          The final value of Pa will be rounded to the nearest dollar.
(vi)         (vi)          The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.            Values to be Utilized in the Event of Unavailability.

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BOEING PROPRIETARY

2.1         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3         In the event escalation provisions are made non‑enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4         If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics).  A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)            The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

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(ii)          The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

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Airframe Escalation

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BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number PA-3780

GOT-PA-3780-BFE1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.    Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Supplier Selection dates will be provided 24 months before the first aircraft delivery.

Galley System	TBD

Galley Inserts	TBD

Seats (passenger)	TBD

Overhead & Audio System	TBD

In-Seat Video System	TBD

Miscellaneous Emergency Equipment	TBD
Cargo Handling Systems* (Single Aisle Programs only)	TBD

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before five calendar days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

GOT-PA-3780-BFE1

BOEING PROPRIETARY

2.         On-dock Dates and Other Infromation.

On or before nine months prior to delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF  in My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth in Table 1 below:

GOT-PA-3780-BFE1

BOEING PROPRIETARY

Table 1

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Quanity	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Preliminary BFE on-dock dates will be provided 24 months before each aircraft delivery.

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BOEING PROPRIETARY

3.                  Additional Delivery Requirements – Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

GOT-PA-3780-BFE1

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

GAC INCORPORATED (GAC Inc.)

Supplemental Exhibit CS1

to Purchase Agreement Number 3780

PA 3780

Customer Support Variables

CS1 Page 1

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-7/-8/-9 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.            Maintenance Training.

1.1         Mechanical/Power Plant Course; one (1) class of fifteen (15) students;

1.2         Electrical Systems Course; one (1) class of fifteen (15) students;

1.3         Avionics Systems Course; one (1) class of fifteen (15) students;

1.4         Aircraft Rigging Course; one (1) class of six (6) students;

1.5         Advanced Composite Repair Course; one (1) class of eight (8) students.

1.6         Training materials will be provided to each student.  In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

2.            Flight Training.

2.1         Boeing will provide one classroom course to acquaint up to eight (8) students (four (4) flight crews) with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2         Training materials will be provided to each student.  In addition, one set of training materials as used in Boeing's training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

3.            Planning Assistance.

3.1         Maintenance Engineering.  Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1     Maintenance Planning Assistance.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

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3.1.2     ETOPS Maintenance Planning Assistance.  Upon request, Boeing will provide one (1) on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3     GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4     Maintenance Engineering Evaluation.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation.  Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2         Spares.

(i)            Recommended Spares Parts List (RSPL).  A customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.
(ii)          Illustrated Parts Catalog (IPC).  A customized IPC in accordance with ATA 100 will be provided.
(iii)         Provisioning Training.  Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available.  Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.
(iv)         Spares Provisioning Conference.  A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4.            Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1         Flight Operations.

Airplane Flight Manual
Operations Manual
Quick Reference Handbook
Weight and Balance Manual
Dispatch Deviation Procedures Guide
Flight Crew Training Manual
Performance Engineer's Manual
Fault Reporting Manual
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III

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4.2         Maintenance.

Aircraft Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Fault Isolation Manual
Structural Repair Manual
Overhaul/Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Corrosion Prevention Manual
Fuel Measuring Stick Calibration Document
Power Plant Buildup Manual
Combined Index
Significant Service Item Summary
All Operators Letters
Structural Item Interim Advisory and Index
Service Letters and Index
Maintenance Tips
Production Management Data Base (PMDB)
Electrical Connectors Options Document

4.3         Maintenance Planning.

Maintenance Planning Data Document
Maintenance Task Cards and Index
Maintenance Inspection Intervals Report

4.4         Spares.

Illustrated Parts Catalog
Standards Books

4.5         Facilities and Equipment Planning.

Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Aircraft Rescue and Firefighting Document
Engine Handling Document
Configuration, Maintenance and Procedures for ETOPS
ETOPS Guide Vols. I & II

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4.6         Supplier Technical Data.

Service Bulletins
Ground Support Equipment Data
Provisioning Information
Component Maintenance/Overhaul Manuals and Index
Publications Index
Product Support Supplier Directory

4.7         Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports

5.            Aircraft Information.

5.1       Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories:  (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2       License Grant.          To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed.  Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services.  This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

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5.3       Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

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ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

GAC INCORPORATED (GAC Inc.)

Supplemental Exhibit EE1

to Purchase Agreement Number 3780

PA 3780

Supp Ex EE1

BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-7/-8/-9 AIRCRAFT

1.            ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 737-7, -8, -9 Aircraft.  Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.            ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein.  Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all  CFM-LEAP-1B type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom.  In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM-LEAP-1B type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.  In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM-LEAP-1B type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1         Title.  CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM-LEAP type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2         Patents.

2.2.1     CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer.  This

PA 3780

Supp Ex EE1

BOEING PROPRIETARY

paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design.  As to such product or part, CFM assumes no liability for patent infringement.

2.2.2     CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit.  In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing.  The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3     The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM-LEAP-1B powered Aircraft.

2.3         Initial Warranty.  CFM warrants that CFM-LEAP-1B Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

2.4         Warranty Pass-On.

2.4.1     If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators.  Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2     Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3     In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5         New Engine Warranty.

2.5.1     CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

(i)            Parts Credit Allowance will be granted for any Failed Parts.
(ii)          Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.
(iii)         Such Parts Credit Allowance and Labor Allowance will be:  One hundred percent (100%) from new to two

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BOEING PROPRIETARY

thousand five hundred (2,500) Flight Hours and decreasing pro rata from one hundred percent (100%) at two thousand five hundred (2,500) Flight Hours to zero percent (0%) at three thousand (3,000) Flight Hours.

2.5.2     As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)            Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first at two thousand five hundred (2,500) Flight Hours and at a charge to Customer increasing pro rata from zero percent (0%) of CFM's repair cost at two thousand five hundred (2,500) Flight Hours to one hundred percent (100%) of such CFM repair costs at three thousand (3,000) Flight Hours.
(ii)          Transportation to and from the designated facility shall be at Customer's expense.

2.6         New Parts Warranty.  In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1     During the first one thousand (1,000) Flight Hours for such Parts and Expendable Parts, CFM will grant one hundred percent (100%) Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2     CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from one hundred percent (100%) at one thousand (1,000) Flight Hours Part Time to zero percent (0%) at the applicable hours designated in Table 1.

2.7         Ultimate Life Warranty.

2.7.1     CFM warrants Ultimate Life limits on the following Parts:

(i)            Fan and Compressor Disks/Drums
(ii)          Fan and Compressor Shafts
(iii)         Compressor Discharge Pressure Seal (CDP)
(iv)         Turbine Disks
(v)          HPT Forward and Stub Shaft
(vi)         LPT Driving Cone
(vii)        LPT Shaft and Stub Shaft

2.7.2     CFM will grant a pro rata Parts Credit Allowance decreasing from one hundred percent (100%) when new to zero percent at twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles, whichever comes earlier.  Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life

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limitation of less than twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles.

2.8         Campaign Change Warranty.

2.8.1     A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive.  Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit.  CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)            One hundred percent (100%) for Parts in inventory or removed from service when new or with two thousand five hundred (2,500) Flight Hours or less total Part Time.
(ii)          Fifty percent (50%) for Parts in inventory or removed from service with over two thousand five hundred (2,500) Flight Hours since new, regardless of warranty status.

2.8.2     Labor Allowance - CFM will grant one hundred percent (100%) Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive.  A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3     Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9         Limitations.  THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED.  THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.  SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10      Indemnity and Contribution.

2.10.1  IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN

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LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION.  THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2  CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM.  CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF.  THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

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SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

GAC INCORPORATED (GAC Inc.)

Supplemental Exhibit SLP1

to Purchase Agreement Number 3780

PA 3780

Service Life Policy

SLP1 Page 1

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-7/-8/-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3780.

1.            Wing.

(i)            Upper and lower wing skins and stiffeners between the forward and rear wing spars.
(ii)          Wing spar webs, chords and stiffeners.
(iii)         Inspar wing ribs.
(iv)         Inspar splice plates and fittings.
(v)          Main landing gear support structure.
(vi)         Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.
(vii)        Wing‑to‑body structural attachments.
(viii)      Engine strut support fittings attached directly to wing primary structure.
(ix)         Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.
(x)          Trailing edge flap tracks and carriages.
(xi)         Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.            Body.

(i)            External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

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(ii)          Window and windshield structure but excluding the windows and windshields.
(iii)         Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components.  Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.
(iv)         Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.
(v)          Main gear wheel well structure including pressure deck and landing gear beam support structure.
(vi)         Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.
(vii)        Forward and aft pressure bulkheads.
(viii)      Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.
(ix)         Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
(x)          Support structure in the body for the stabilizer pivot and stabilizer screw.

3.            Vertical Stabilizer.

(i)            External skins between front and rear spars.
(ii)          Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.
(iii)         Inspar ribs.
(iv)         Rudder hinges and supporting ribs, excluding bearings.
(v)          Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.
(vi)         Rudder internal, fixed attachment and actuator support structure.

4.            Horizontal Stabilizer.

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(i)            External skins between front and rear spars.
(ii)          Front and rear spar chords, webs and stiffeners.
(iii)         Inspar ribs.
(iv)         Stabilizer center section including hinge and screw support structure.
(v)          Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.
(vi)         Elevator internal, fixed attachment and actuator support structure.

5.            Engine Strut.

(i)            Strut external surface skin and doublers and stiffeners.
(ii)          Internal strut chords, frames and bulkheads.
(iii)         Strut to wing fittings and diagonal brace.
(iv)         Engine mount support fittings attached directly to strut structure and including the engine‑mounted support fittings.

6.            Main Landing Gear.

(i)            Outer cylinder.
(ii)          Inner cylinder, including axles.
(iii)         Upper and lower side struts, including spindles, universals and reaction links.
(iv)         Drag strut.
(v)          Orifice support tube.
(vi)         Downlock links including spindles and universals.
(vii)        Torsion links.
(viii)      Bell crank.
(ix)         Trunnion link.
(x)          Actuator beam, support link and beam arm.

7.            Nose Landing Gear.

(i)            Outer cylinder.
(ii)          Inner cylinder, including axles.
(iii)         Orifice support tube.
(iv)         Upper and lower drag strut, including lock links.
(v)          Steering plates and steering collars.
(vi)         Torsion links.

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NOTE:            The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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